UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2018

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 15, 2018, in connection with a periodic review of its existing indemnification agreements, the Board of Directors of FirstEnergy Corp. (the “Company”) approved the new form of Director and Officer Indemnification Agreement (the “Indemnification Agreement”) to be entered into by and between the Company and its directors and officers (each, an “Indemnitee”). The Company intends to enter into a new indemnification agreement with each current member of the Board, the Company’s current executive officers and certain other Company officers as approved by the Chief Executive Officer of the Company. Each new indemnification agreement with a current director or officer will replace and supersede the prior indemnification agreement between the Company and such director or officer, if such director or officer was a party to a prior indemnification agreement.

In general, the Indemnification Agreement provides that, subject to the procedures, limitations and exceptions set forth therein, the Company will indemnify, defend and hold harmless the Indemnitee against all claims, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement based upon, arising out of or resulting from (i) any actual, alleged or suspected act or failure to act by the Indemnitee in his or her capacity as a director or officer of the Company or as a director, officer, employee, member, manager, trustee or agent of any other corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise, whether or not for profit, as to which the Indemnitee is or was serving at the request of the Company as a director, officer, employee, member, manager, trustee or agent, (ii) any actual, alleged or suspected act or failure to act by the Indemnitee in respect of any business, transaction, communication, filing, disclosure or other activity of the Company or any other entity or enterprise referred to in clause (i) of this sentence, or (iii) the Indemnitee’s status as a current or former director, officer, employee or agent of the Company or as a current or former director, officer, employee, member, manager, trustee or agent of the Company or any other entity or enterprise referred to in clause (i) of this sentence, as well as alleged or suspected act or failure to act by the Indemnitee in connection with any obligation or restriction imposed upon Indemnitee by reason of such status.

The Indemnitee will generally be entitled to indemnification if the Indemnitee is either successful on the merits or otherwise in defense of any claim covered by the Indemnification Agreement or if the Indemnitee has met the applicable standard of conduct under Ohio law that is a legally required condition precedent to indemnification.

The Indemnitee will generally have the right to advancement by the Company of expenses as they are actually paid or incurred or are reasonably likely to be paid or incurred in connection with defending a claim covered by the Indemnification Agreement prior to the final disposition of such claim.

The above description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the Indemnification Agreement, the form of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As described in Item 1.01 of this Current Report on Form 8-K, the Company intends to enter into a new indemnification agreement with each current member of the Board, the Company’s current executive officers and certain other Company officers as approved by the Chief Executive Officer of the Company. Each new indemnification agreement with a current director or officer will replace and supersede any prior indemnification agreement between the Company and such director or officer, if such director or officer was a party to a prior indemnification agreement with the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 15, 2018, in Akron, Ohio. Reference is made to the Company’s 2018 Proxy Statement filed with the Securities and Exchange Commission on March 30, 2018, for more information regarding the items set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Item 1 - The following persons (comprising all the nominees for the Board of Directors) were elected to the Company's Board of Directors for a term expiring at the Annual Meeting of Shareholders in 2019 and until their successors shall have been elected:

	Number of Votes
	For	Withheld	Broker Non-Votes

Paul T. Addison	372,315,434	10,093,778	46,582,037
Michael J. Anderson	374,620,516	7,788,696	46,582,037
Steven J. Demetriou	376,772,075	5,637,137	46,582,037
Julia L. Johnson	377,526,623	4,882,589	46,582,037
Charles E. Jones	377,861,959	4,547,253	46,582,037
Donald T. Misheff	377,033,629	5,375,583	46,582,037
Thomas N. Mitchell	377,932,634	4,476,578	46,582,037
James F. O'Neil III	378,057,630	4,351,582	46,582,037
Christopher D. Pappas	357,809,802	24,599,410	46,582,037
Sandra Pianalto	376,845,765	5,563,447	46,582,037
Luis A. Reyes	377,546,199	4,863,013	46,582,037
Dr. Jerry Sue Thornton	375,491,937	6,917,275	46,582,037

Item 2 - Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2018 fiscal year. Item 2 was approved and received the following vote:

Number of Votes
For	Against	Abstentions
420,803,870	6,510,676	1,676,703

Item 3 - Approve, on an advisory basis, named executive officer compensation. Item 3 was approved and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
363,000,432	15,796,818	3,611,463	46,582,037

Item 4 - Approve a management proposal to amend the Company’s Amended Articles of Incorporation and Amended Code of Regulations to replace existing supermajority voting requirements with a majority voting power threshold. Item 4 was not approved, as it did not receive the requisite affirmative vote of at least 80 percent of the voting power of the Company (i.e., outstanding common shares), and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
372,776,101	6,975,749	2,657,362	46,582,037

Item 5 - Approve a management proposal to amend the Company’s Amended Articles of Incorporation and Amended Code of Regulations to implement majority voting for uncontested director elections. Item 5 was not approved, as it did not receive the requisite affirmative vote of at least 80 percent of the voting power of the Company (i.e., outstanding common shares), and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
373,516,461	6,361,861	2,530,890	46,582,037

Item 6 - Approve a management proposal to amend the Company’s Amended Code of Regulations to implement proxy access. Item 6 was not approved, as it did not receive the requisite affirmative vote of at least 80 percent of the voting power of the Company (i.e., outstanding common shares), and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
371,787,910	7,803,502	2,817,800	46,582,037

Item 7 - Shareholder proposal requesting a reduction in the threshold to call a special shareholder meeting. The non-binding shareholder proposal was not approved and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
146,007,550	232,884,386	3,516,777	46,582,037

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Document
10.1	Form of Director and Officer Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 16, 2018

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer